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                                                                   EXHIBIT 23.2




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Grand Casinos, Inc.'s previously filed Registration Statements on Form S-4, File No. 333-39009 and Form S-8, File Nos. 333-24845, and 333-24837.



                                                        ARTHUR ANDERSEN LLP




Las Vegas, Nevada,
   March 25, 1998